United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2005
CINGULAR WIRELESS LLC
(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5565 Glenridge Connector, Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (404)236-7895
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On December 14, 2005, Ronald M. Dykes, a Class B Director and member of the Audit Committee of Cingular Wireless Corporation (the Manager), manager of Cingular Wireless LLC (the Registrant), submitted his resignations from such positions. AT&T Inc. and BellSouth Corporation, the shareholders of the Manager, have elected W. Patrick Shannon as a Class B Director, and the Manager’s Board of Directors has appointed Mr. Shannon to serve on its Audit Committee. These appointments will be effective December 31, 2005. Mr. Shannon has served BellSouth in senior financial positions for more than the past five years and is currently Senior Vice President — Finance and Controller of BellSouth and will succeed Mr. Dykes as Chief Financial Officer of BellSouth, effective January 1, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC
Date: December 16, 2005	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)